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            SUPPLEMENT DATED NOVEMBER 30, 1999 TO BE ATTACHED TO THE
         DIVERSIFIED INVESTORS VARIABLE FUNDS/THE DIVERSIFIED INVESTORS
                      STRATEGIC VARIABLE FUNDS PROSPECTUS
                               DATED MAY 3, 1999

     Effective November 17, 1999, Diversified Investment Advisors, Inc. ("Diversified") terminated its Subadvisory Agreement with respect to the Special Equity Portfolio with Pilgrim Baxter & Associates, Ltd. and entered into a new Subadvisory Agreement with respect to the Special Equity Portfolio with Husic Capital Management L.P. ("Husic"). Husic was founded in March 1986 and is a California limited partnership. The General Partner of Husic is Frank J. Husic & Co., a California corporation ("Husic & Co."). Mr. Frank J. Husic is the sole shareholder of Husic & Co. Husic has been a registered investment adviser since 1986. The principal business address of Husic is 555 California Street, Suite 2900, San Francisco, California 94104. Investment management decisions of Husic are made by committee and not by managers individually.

     All information in the Diversified Investors Variable Funds/the Diversified Investors Strategic Variable Funds prospectus dated May 3, 1999 relating to the Special Equity Series/Portfolio is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraph of this Prospectus Supplement.

2892 (11/1999)                                                          33-73734
                                                                       333-08543